UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 24, 2018

GOVERNMENT PROPERTIES INCOME TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-34364	26-4273474
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300 Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-219-1440

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K, the terms “we”, “us” or “our” refer to Government Properties Income Trust.

Item 5.02.                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 24, 2018, Mark L. Kleifges announced his decision to retire and therefore resign as our Chief Financial Officer and Treasurer and as one of our Managing Trustees effective December 31, 2018.

Also on October 24, 2018, our Board of Trustees appointed Jeffrey C. Leer, age 39, as our Chief Financial Officer and Treasurer effective January 1, 2019. Mr. Leer has held various positions with our manager, The RMR Group LLC, or RMR LLC, since February 2013. Mr. Leer currently serves as the corporate controller of RMR LLC and a Senior Vice President of RMR LLC responsible for the day to day oversight of the accounting and finance support functions of RMR LLC and various affiliates. Prior to joining RMR LLC, Mr. Leer held accounting and finance positions at several Fortune 500 companies, including having served as a reporting and compliance manager of Boston Scientific Corporation from June 2012 to February 2013, and practiced for several years in public accounting. Mr. Leer is a certified public accountant.

Also on October 24, 2018, our Board of Trustees, pursuant to a recommendation of the Nominating and Governance Committee of our Board of Trustees, elected David M. Blackman as the Managing Trustee in Class II of our Board of Trustees effective January 1, 2019. Mr. Blackman was elected to fill the vacancy caused by the resignation of Mark L. Kleifges and to serve the remainder of the full term of the Class II Trustees, the Class of Trustees which will stand for election at our 2020 annual meeting of shareholders.

Mr. Blackman, age 55, is and has been our Chief Executive Officer since May 2018, our President since 2011 and previously served as our Chief Operating Officer from 2011 to 2018, and as our Chief Financial Officer and Treasurer from 2009 until 2011. Mr. Blackman joined RMR LLC as senior vice president in 2009; he became an executive vice president of RMR LLC in 2013. Mr. Blackman is and has been the chief executive officer of Select Income REIT, or SIR, since May 2018, a managing trustee of SIR since April 2018, president of SIR since 2011 and previously served as chief operating officer of SIR from 2011 to 2018. Mr. Blackman also is and has been the chief executive officer of Tremont Mortgage Trust, or TRMT, since 2017, a managing trustee of TRMT since March 2018, and president of TRMT since August 2018, and Mr. Blackman is and has been the president and chief executive officer of Tremont Realty Advisors LLC since January 2018, and previously served as its executive vice president from 2016 to 2017. Prior to joining RMR LLC, Mr. Blackman was employed as a banker at Wachovia Corporation and its predecessors for over 20 years, where he focused on real estate finance matters, including serving as a managing director in the real estate section of Wachovia Capital Markets, LLC from 2005 through 2009.

Our Board of Trustees is comprised of two Managing Trustees and four Independent Trustees. Mr. Blackman qualifies as a Managing Trustee in accordance with our Amended and Restated Bylaws. Mr. Blackman has advised us that he has no arrangement or understanding with any other person pursuant to which he was appointed as our Managing Trustee. Mr. Blackman is not expected to be appointed to any committees of our Board of Trustees.

In accordance with our publicly disclosed Trustee compensation arrangements, Mr. Blackman will not be entitled to any cash compensation for his service as a Managing Trustee, but he will be entitled to receive awards of our common shares from time to time pursuant to our equity compensation plan at the discretion of the Compensation Committee of our Board of Trustees. We previously filed a summary of our currently effective Trustee compensation as Exhibit 10.1 to our Current Report on Form 8-K dated May 24, 2018, which summary is incorporated herein by reference.

We have relationships and historical and continuing transactions with RMR LLC, The RMR Group Inc., or RMR Inc., SIR and others related to them. For example: we have no employees and the personnel and various services we require to operate our business are provided to us by RMR LLC pursuant to our management agreements with RMR LLC; RMR Inc. is the managing member of RMR LLC; Adam D. Portnoy, our other Managing Trustee, is the sole trustee, an officer and controlling shareholder of ABP Trust, which is the controlling shareholder of RMR Inc.; and we own shares of class A common stock of RMR Inc. Mr.  Portnoy is a managing director, president and chief executive officer of RMR Inc. and an officer of RMR LLC. We also have relationships and historical and continuing transactions with other companies to which RMR LLC or its subsidiaries provide management services and which may have trustees, directors and officers who are also trustees, directors or officers of us, RMR LLC or RMR Inc.

For further information about these and other such relationships and related person transactions, please see our Quarterly Report on Form 10-Q for the quarter ended June 30, 2018, or our Quarterly Report, our Annual Report on Form 10-K for the year ended December 31, 2017, or our Annual Report, our definitive Proxy Statement for our 2018 Annual Meeting of Shareholders, or our Proxy Statement, our Current Report on Form 8-K dated September 14, 2018 and our other filings with the Securities and Exchange Commission, or the SEC, including Notes 10 and 11 to our condensed consolidated financial statements included in our Quarterly Report and the sections captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Quarterly Report, Notes 6 and 7 to our consolidated financial statements included in our Annual Report and the sections captioned “Business”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Annual Report and the section captioned “Related Person Transactions” and the information regarding our Trustees and executive officers included in our Proxy Statement. In addition, please see the section captioned “Risk Factors” of our Annual Report for a description of risks that may arise as a result of these and other such relationships and related person transactions. Our filings with the SEC and copies of certain of our agreements with these related parties are publicly available as exhibits to our public filings with the SEC and accessible at the SEC’s website, www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOVERNMENT PROPERTIES INCOME TRUST

By:	/s/ David M. Blackman
Name:	David M. Blackman
Title:	President and Chief Executive Officer

Date: October 26, 2018